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                                                                  EXHIBIT 99.467

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SCHEDCO
WE MAKE IT EASY TO INTERFACE WITH
CONTROL AREA OPERATORS


                             A Business Function of
                           Perot Systems Corporation
                                Energy Practice

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WHO IS SCHEDCO?

  - A TEAM COMPRISING KEY CALPX OPERATIONAL STAFF AND PEROT SYSTEMS IT PROFESSIONALS PLAN TO FILL THE SCHEDULING SERVICES VOID CREATED BY THE WIND DOWN OF CALPX

    - SCHEDCO WILL PROVIDE SCHEDULING CAPABILITIES FOR THE CALPX PARTICIPANTS USING FAMILIAR SYSTEMS AND STAFF

    - WE WILL DO THIS FOR A VOLUMETRIC FEE OF AROUND 15c/MWh ON HIGHER OF EITHER SUPPLY OR DEMAND SCHEDULE AND BASED ON A MINIMUM MONTHLY SUBSCRIPTION FEE





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WHY SCHEDCO?

  - WE KNOW MARKET PROTOCOLS, THE ISO AND MOST IMPORTANTLY WE KNOW YOU

  - WE HAVE THE SYSTEMS AND PEOPLE TO START OPERATIONS IMMEDIATELY

    - PEROT SYSTEMS HAS DEVELOPED THE MAJORITY OF THE SYSTEMS AND APPLICATIONS AND SYSTEMS CURRENTLY USED BY CALPX TO PROVIDE SCHEDULING SERVICES

  - WE WILL PROVIDE YOU WITH FAMILIAR SYSTEMS INTERFACES AND PEOPLE

    - VERY LITTLE NEED TO CHANGE YOUR EXISTING PROCESSES OR PEOPLE



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WHY SCHEDCO?


  - WE HAVE A SCALABLE BUSINESS CAPABLE OF ABSORBING THE RISK OF ISO INTERFACE CHANGES

    - NO NEED TO EXPAND THE IT CAPABILITIES JUST TO KEEP UP WITH ISO INTERFACE CHANGES

    - OUR TRACK RECORD PROVES OUR ABILITY TO KEEP UP WITH ISO AND MARKET CHANGES

  - WE CAN PROVIDE YOU WITH THE VALUE ADDED AND OPTIONAL SERVICE OF INTEGRATING ISO (CAO) INTERFACE WITH YOUR INTERNAL PROCESSES AND SYSTEMS

    - WE WILL BE ABLE TO INTERFACE YOU WITH MULTIPLE CAOS




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WHY SCHEDCO?

        - We can provide our participants with a pool option to allow savings on ISO related charges

          - Savings in congestion and real-time imbalance charges can be quite significant in a pool arrangement - such savings will be shared with our participants

          -  We will ensure that risk of such a pool operation is managed



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HOW DOES SCHEDCO WORK?

        - SchedCo will act as your agent to schedule your bilateral trades with the ISO

            -  We will help register you as an SC with the ISO

            -  We will register your resources with the ISO

            - We will send your schedules to ISO and return final schedules back in your desired formats

            - Optionally we will manage your real-time resource dispatch and tagging needs





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HOW DOES SCHEDCO WORK?

        - We will take no position in the market and will not provide clearing services

            - Currently discussing with partners for providing clearing services

        -  We plan to provide trading services without taking a position

        - We will ask for a two year service commitment with outs for force majeur and gross negligence

            - We will ask for a monthly subscription fee paid in advance and a monthly volumetric fee based on transaction volume above a base level




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

SCHEDCO PROCESS


PARTICIPANT DATA:                              SCHEDCO                      ISO PRELIMINARY DATA:\
IPS, A/S bids, SAB,  ------ >                  -------            ------ >  IPS, A/S bids, SAB,   \
ETC&FTR, SE bids                        o Web based interface               ETC&FTR, SE bids       \
Bilaterals, Inter-SC trade                 o Validate IPS                   Bilaterals, Inter-SC    \
                                      o Validate ISO Final Data             trades                   \
                                   o Tracking ISO events - e.g. CMR                                    ISO
PARTICIPANTS FINAL DATA:           o Ensure consistent data format    < --  ISO FINAL DATA:          /
FS, A/S scheds,      < ------    o Revised Preferred market facility*       FS, A/S reservations,   /
ETC&FTR scheds,               o Facilitate dispute resolution with ISO*     ETC&FTR schedules,     /
RT dispatch, Bilaterals,                 o PMI availability*                RT dispatch, Bilaterals,
Inter-SC trade, Settlements           o HA timeline flexibility*            Inter-SC trade,
statements, PMI                   o Real-time dispatch and tagging*         Settlements
                               o Meter data processing and validation**     statements, PMI
                                          o Energy trading**
                                  o Consulting on RTO developments**


*  Available by 4/30                        SAB: Schedule Adjustment Bids
** Optional service                         A/S: Ancillary Services
                                            SE: Supplemental Energy
                                            ETC: Existing Transmission Contracts
                                            FTR: Firm Transmission Rights
                                            CMR: Congestion Management Reform
                                            IPS: Initial Preferred Schedules
                                            FS: Final Schedules
                                            PMI: Public Market Information

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WHERE DO WE GO FROM HERE?

- Now till about March 15th, 2001:

  - CalPX will continue to provide scheduling services in the same format as they have provided before

- March 16 till March 30th, 2001:

  - SchedCo will provide its web based scheduling system in parallel with the existing system for operational testing and customer training

- April 1 and Beyond:

  - The new web-based scheduling system will be available for use

  - Additional Value added features will be integrated on a timely basis


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SCHEDCO CONTACTS


     Dariush Shirmohammadi                        626-537-3027
          (dariush.shirmohammadi@ps.net)


     Dean Isa                                     626-537-3140
          (dtisa@calpx.com)








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